Exhibit 99.2

Third Quarter 2009 Financial Results November 4, 2009

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward- looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. 2

Third Quarter 2009 Value Creation Highlights Sold 20,000 acres - $39.5 millionReceived $20.3 million in reimbursements from Cibolo Canyons special public improvement districtLeased 10,795 net mineral acres - $15.8 millionReduced investment in development and lowered costs by $58.8 million YTD 3rd Qtr. 2009 Reduced debt $13 million in 3rd Qtr. 2009, and $124 million since 1st Qtr. 2009 Significant progress executing near-term strategic initiatives despite difficult market conditions Acres and dollars are approximate 3 Note: 3rd Qtr. 2009 cash balance = $43.5 million

Third Quarter 2009 Results 4 ($ in Millions, except per share data) 3rd Qtr 2009 3rd Qtr 2008 2nd Qtr 2009 Net Income $19.5 $ 0.9 $50.9 Earnings Per Share - Diluted $0.54 $0.02 $1.41 3rd Qtr. 2009 results include a gain of $0.45 per share (after-tax) from the sale of 20,000 acres of timberland for approximately $39.5 million2nd Qtr. 2009 results include a gain of $1.37 per share (after-tax) from the sale of 75,000 acres of timberland for approximately $120 million 3rd Qtr 2009 weighted average diluted shares outstanding were 36.2 million

Segment Earnings 5 5 3rd Qtr 2009 real estate segment earnings include ($4.7) million in impairment charges principally associated with a condominium project located in Austin, Texas and two joint venture projects located in Tampa, Florida3rd Qtr 2009 mineral resources segment earnings include $15.8 million in lease bonus payments associated with leasing 10,795 net mineral acres2nd Qtr 2009 real estate segment earnings include ($4.1) million loss from equity in unconsolidated ventures principally related to impairment charge from an investment in a real estate project located near Atlanta, Georgia

3rd Qtr 2009 Results and Key Performance Indicators

Real Estate Segment KPI's 7 7 * Includes 100% of venture activity

Real Estate Pipeline - 3rd Qtr 2009 Note: Estimated acres and lots may vary Real Estate Undeveloped In Entitlement Process Entitled Developed and Under Development Total Acres* Undeveloped Land Owned 200,148 206,901 Ventures 6,753 206,901 Residential Owned 26,928 7,929 675 42,557 Ventures 1,080 4,585 1,360 42,557 Commercial Owned 3,502 1,056 520 5,849 Ventures 517 254 5,849 Total Acres 206,901 31,510 14,087 2,809 255,307 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,676 3,957 29,633 8 *Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approximately 16,000 acres of undeveloped land

Cibolo Canyons - San Antonio, Texas * Investment, lot and acre sales project to date as of 3rd Qtr 2009 9 Investment* Forestar Economics Progress $45 million Residential Lot Sales ~1,700 total lots 580 lots sold* $45 million Commercial Acre Sales~145 total commercial acres 64 acres sold* $45 million Public Improvement District Reimbursements$29.5 million pending reimbursement as of 3rd Qtr. 2009 $20.3 million received 3rd Qtr. 2009 700 acres + $43 million Receipt of 9% hotel room revenues through2034 Resort expected toopen 1st Qtr. 2010 700 acres + $43 million Receipt of 1.5% from sales generated withinthe resort through 2034 Resort expected toopen 1st Qtr. 2010 Mixed-Use Development Resort JW Marriott hotel website: www.JWSanAntonio.com

Mineral Resources Segment KPI's 10 10 * Includes 100% of venture activity 3rd Qtr 2009 mineral resources segment earnings include $15.8 million in lease bonus payments associated with leasing 10,795 net mineral acres

Texas Mineral Assets 11 Tarrant Parker Hood Johnson Texas Mineral Acres Texas Mineral Acres Texas Mineral Acres County Net Acres* Trinity 47,000 Angelina 41,000 Houston 29,000 Anderson 24,000 Cherokee 23,000 Sabine 22,000 Red River 14,000 St. Augustine 13,000 Newton 13,000 Jasper 10,000 Other 8,000 Total 244,000 Held by ProductionLeasedAvailable for Lease * Net Acres calculated as gross surface acreage multiplied by our percentage ownership. Actual acres may vary. Fort Worth Basin** Forestar owns about 244,000 net mineral acres located principally in East Texas ** Barnett Shale operation includes 500 net mineral acres in a venture.

Louisiana Mineral Assets 12 Louisiana Mineral Acres Louisiana Mineral Acres Louisiana Mineral Acres Parish Net Acres* Beauregard 76,000 Vernon 21,000 Calcasieu 17,000 Allen 6,000 Other 1,000 Total 121,000 Held by ProductionLeasedAvailable for Lease * Net Acres calculated as gross surface acreage multiplied by our percentage ownership. Actual acres may vary. Forestar owns about 121,000 net mineral acres located principally in West Louisiana

Fiber Resources Segment KPI's 13 13

Near-Term Strategic Initiatives Update 14

Maximizing Shareholder Value 15 Strategy Near-Term Strategic Initiatives Real EstateEntitlement and development Generate significant cash flow, principally from the sale of approximately 175,000 acres of HBU timberland Natural ResourcesValue realization Improve minerals transparency and disclosure GrowthDisciplined and strategic investment Reduce investment in development and lower costs

Land Sales Initiatives Institutional Sale #2 20,000 acres $1,975 per acre $39.5 million Institutional Sale #1 75,000 acres $1,600 per acre $120 million 16 Sale #1 Sale #2 Forestar has sold over 95,000 acres of timberland for almost $160 million since the announcement of our near-term strategic initiatives in February 2009

Reduced Investment in Development & Lower Costs 17 Strategic Initiative Objective Progress Reduce Investment in Real Estate Development 75% Reduction in 2009* Lower Costs Reduce Operating and G&A expenses ($ in Millions) YTD 3rd Qtr. 2009 YTD 3rd Qtr. 2008 Change Net Investment in Development* $14.5 $66.2 (78%) Operating Expenses** $27.2 $32.1 (15%) Unallocated G&A Expenses*** $12.6 $14.8 (15%) Total $54.3 $113.1 (52%) Total Savings YTD 2009 vs. YTD 2008 = Total Savings YTD 2009 vs. YTD 2008 = Total Savings YTD 2009 vs. YTD 2008 = $58.8 ***Excludes share-based compensation expenses, aircraft impairment ($2.0 million) and costs paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal ($3.2 million) * Excludes contributions to the JW Marriott resort at Cibolo Canyons of $16.2 million YTD 2009 and $10.2 million YTD 2008. **Excludes share-based compensation expenses, and 2008 gain on partial termination of a timber lease ($1.5 million)

Balance Sheet Leverage and Liquidity 18 18 * Consolidated venture debt is principally non-recourse to Forestar In July 2009 we amended our senior credit facility to provide option for maturity extension through July 2012 Note: Income taxes associated with sale to St. Regis Paper Company, LLC, affiliate of Holland M. Ware, will be paid in 4th Qtr 2009

Maximizing Shareholder Value

Strategy	Near-Term Strategic Initiatives	Progress
Real Estate *Entitlement and development*	• Generate significant cash flow, principally from sale of approximately 175,000 acres of HBU timberland	• 95,000 acres sold ~$160 million • ~80,000 acres actively marketed • Reduced debt $124 million
Natural Resources *Value realization*	• Improve minerals transparency and disclosure	• Estimated PDP reserves and value disclosure • Texas & Louisiana net mineral acres by county disclosure
Growth *Disciplined and strategic investment*	• Positive cash flow through reduced investment in development and lower costs	• Reduced investment in real estate development and lowered costs $58.8 million YTD 3rd Qtr. 2009* • $20.3 million reimbursement from special public improvement district

** Excludes contributions to JW Marriott resort at Cibolo Canyons, share-based compensation expenses, aircraft impairment ($2.0 million) and costs paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal ($3.2 million)*

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